Exhibit 99.2

600 TRAVIS STREET, SUITE 5200 HOUSTON, TX 77002 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bois d’Arc Energy, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARDIS VALID ONLY WHEN SIGNED AND DATED. BOIS d’ARC ENERGY, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 1. For Against Abstain Vote on Proposals 1. Proposal to approve the Agreement and Plan of Merger, dated as of April 30, 2008 by and among Stone Energy Corporation, a Delaware corporation, Stone Energy Offshore, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Stone, and Bois d’Arc Energy, Inc., as the agreement may be amended from time to time. 2. In their discretion, to transact any other business that may properly come before the meeting or any adjournment or postponement of the special meeting. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. 000000 For address changes and/or comments, please check this box and write them on the back where indicated. (Note: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.) Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date BOSDA1

Bois d’Arc Energy, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS August 27, 2008 The stockholder(s) hereby appoint Gary W. Blackie and Roland O. Burns, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bois d’Arc Energy, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of the Stockholders to be held at 11:00 am central time on August 27, 2008 at 600 Travis Street, Suite 5200, Houston, Texas, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE Address Changes/Comments: Bois d’Arc Energy, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS August 27, 2008 The stockholder(s) hereby appoint Gary W. Blackie and Roland O. Burns, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bois d’Arc Energy, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of the Stockholders to be held at 11:00 am central time on August 27, 2008 at 600 Travis Street, Suite 5200, Houston, Texas, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE Address Changes/Comments: ___